Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
NOTE 18. SUBSEQUENT EVENTS
The Company has evaluated subsequent events through August 12, 2021, which is the date these consolidated financial statements were issued.
On July 2, 2021, the Company acquired certain assets of Patient Centric of Martha’s Vineyard (“PCMV”) including the rights to a Provisional Marijuana Retailers License from the Massachusetts Cannabis Control Commission, the right to exercise an option held by PCMV to lease real property in Framingham, Massachusetts for use as a marijuana retailer, and necessary municipal entitlements to operate as a marijuana retailer at the property. Total consideration was $4.8 million or 258,383 in Trulieve Shares, of which 10,879 are subject to a holdback for six months as security for any indemnity claims by the Company under the asset purchase agreement. The acquisition will be accounted for as an asset acquisition. The initial accounting for the asset acquisition is incomplete at the time of this filing due to the limited amount of time since the acquisition date and the ongoing status of the valuation. We anticipate that we will complete the initial accounting for the asset acquisition during the third quarter of 2021.
On July 8, 2021, the Company acquired 100% of the membership interests of Anna Holdings, LLC, a company who is the sole equity holder in Chamounix Ventures, LLC which holds a permit to operate dispensaries under Keystone Shops (“Keystone Shops”) with locations in Philadelphia, Devon and King of Prussia, Pennsylvania. Total consideration was $60.0 million consisting of $20.0 million in cash and $40.0 million or 1,009,336 in Trulieve shares. The deal does not carry a deferred payments or earn-out
period and provides for an additional $5.0 million in consideration which is contingent on the enactment, adoption or approval of laws allowing for adult-use
cannabis in the state of Pennsylvania. The acquisition will be accounted for as a business combination. The initial accounting for the business combination is incomplete at the time of this filing due to the limited amount of time since the acquisition date and the ongoing status of the valuation. As such, we are unable to disclose certain information with respect to the Keystone Shops acquisition including the preliminary estimated fair value of the assets acquired and liabilities assumed. We anticipate that we will complete the initial accounting for the business combination during the third quarter of 2021.

21.	SUBSEQUENT EVENTS
The Company has evaluated subsequent events through March 22, 2021, which is the date these consolidated financial statements were approved by the board of directors of the Company.
On March 22, 2021, we entered into a membership interest purchase agreement with Mountaineer Holding, LLC (“Mountaineer”). Mountaineer holds a West Virginia cultivation license and two dispensary licenses. We expected the transaction to close promptly following regulatory approval.
On March 21, 2021, in accordance with the terms of our Articles, an aggregate of 551,614 outstanding Super Voting Shares converted automatically, without any action by the holders of such Super Voting Shares, into an aggregate of 551,614 Multiple Voting Shares.